UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2011

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Company has issued a press release announcing the opening of its first Company-owned Aspen Leaf Yogurt location, the expected future openings of further Company-owned locations, and the expected future openings of its first Aspen Leaf Yogurt franchised locations and has elected to furnish the press release as an exhibit to this form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Item	Exhibit

99.1	Press Release dated February 9, 2011.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: February 10, 2011	By:	/s/ Bryan J. Merryman
Bryan J. Merryman,
Chief Operating Officer, Chief Financial Officer, Treasurer and Director

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INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release, dated February 9, 2011